UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 19, 2008

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Below is the presentation Great Southern Bancorp, Inc., the holding company of Great Southern Bank, will be giving at Howe Barnes Hoefer & Arnett's 13th Annual Bank Conference being held August 19 and 20, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date August 19, 2008	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

Great Southern

Howe Barnes Hoefer & Arnett 13th Annual Bank Conference

Joseph W. Turner, President and CEO

Rex Copeland, Senior Vice President & CFO

August 19 & 20, 2008

Forward Looking Information

When used in this presentation, filings by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result" "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company's market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Great Southern Bancorp Profile

As of June 30, 2008

• Assets	$2.5 billion
• Loans	$1.8 billion
• Deposits	$1.9 billion
• IPO Date	Dec. 1989
• Headquarters	Springfield, Mo.



Great Southern

GSBC Stock Profile

As of 8/13/08

- Nasdaq Global Select
- $146.5 million market cap
- 13.4 million shares outstanding
- $10.95 per share
- $12.73 tangible book value*
- $0.72 annualized dividend
- 6.58% dividend yield
- 21.7% insider ownership



NASDAQ WELCOMES
GREAT SOUTHERN
BANCORP, INC.
Great Southern
NASDAQ

*As of 6/30/08

Great Southern

Great Southern Service Area

39 Banking Centers

185 ATMs

3 Loan Production Offices

- St. Louis Metro
- Kansas City Metro
- Northwest Arkansas



KANSAS
OVERLAND PARK
JOHNSON
JACKSON
LEE'S SUMMIT
LAFAYETTE
SALINE
HOWARD
BOONE
MONT-GOMERY
CALLAWAY
COOPER
JOHNSON
PETIS
CASS
MONITEAU
COLE
WARREN
ST. CHARLES
ST. LOUIS CO.
ST. LOUIS
GASCO-NADE
FRANKLIN
HENRY
BENTON
MORGAN
OSAGE
MISSOURI
BATES
MILLER
MARIES
JEFFER-SON
CAMDEN
ST. CLAIR
HICKORY
CRAWFORD
WASHINGTON
PHELPS
VERNON
STOCKTON
CEDAR
DALLAS
LEBANON
PULASKI
POLK
BUFFALO
LACLEDE
DENT
BARTON
DADE
GREENE
WEBSTER
TEXAS
JASPER
REPUBLIC
SPRINGFIELD
WRIGHT
SHANNON
LAWRENCE
CABOOL
JOPLIN
NIXA
OZARK
AVA
NEWTON
AURORA
CHRISTIAN
NEOSHO
STONE
DOUGLAS
HOWELL
BRANSON
MCDONALD
BARRY
OZARK
OREGON
TANEY
WEST PLAINS
THAYER
ARKANSAS
BENTON
ROGERS
CARROLL
BOONE
BAXTER
FULTON
MARION
IZARD
SHARP
WASHINGTON
MADISON
NEWTON
SEARCY
STONE

Great Southern

Deposit Market Share - Missouri

2007 Rank	Institution (ST)	Type	2007 Number of Branches	2007 Total Deposits in Market ($000)	2007 Total Market Share (%)
1	U.S. Bancorp (MN)	Bank HC	220	10,998,293	10.73
2	Bank of America Corporation (NC)	Bank HC	130	10,093,562	9.84
3	Commerce Bancshares, Inc. (MO)	Bank HC	125	8,566,519	8.35
4	Central Bancompany, Inc. (MO)	Bank HC	103	5,297,732	5.17
5	UMB Financial Corporation (MO)	Bank HC	77	3,836,630	3.74
6	Marshall & Ilsley Corporation (WI)	Bank HC	24	3,099,583	3.02
7	Dickinson Financial Corporation II (MO)	Bank HC	60	2,431,397	2.37
8	Regions Financial Corporation (AL)	Bank HC	71	2,345,872	2.29
9	First Banks, Inc. (MO)	Bank HC	46	1,940,084	1.89
10	National City Corporation (OH)	Bank HC	59	1,910,383	1.86
11	**Great Southern Bancorp, Inc. (MO)**	**Bank HC**	**39**	**1,844,851**	**1.80**
12	Enterprise Financial Services Corp (MO)	Bank HC	9	1,261,697	1.23
13	Premier Bancshares, Inc. (MO)	Bank HC	11	1,201,171	1.17
14	H&R Block, Inc. (MO)	Thrift HC	1	1,130,118	1.10
15	Hawthorn Bancshares, Inc. (MO)	Bank HC	25	928,488	0.91

Source: SNL Financial

FDIC Deposit Data – 06/30/07

Great Southern

Great Southern Market

MSA	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of Franchise (%)	Total Population 2007 (Actual)	Population Change 2000-2007 (%)	Projected Population Change 2007-2012 (%)	Median HH Income 2007 ($)	HH Income Change 2000-2007 (%)	Projected HH Income Change 2007-2012 (%)
Springfield, MO	1	18	1,491,768.00	19.35	80.86	413,710.00	12.31	9.00	42,231.00	24.40	16.73
Branson, MO	7	5	71,365.00	6.55	3.87	76,418.00	11.79	7.96	38,821.00	22.66	15.70
Joplin, MO	11	3	66,776.00	3.05	3.62	168,163.00	6.89	4.79	40,306.00	24.31	15.24
Kansas City, MO-KS	116	1	21,442.00	0.06	1.16	1,997,567.00	8.80	6.12	59,055.00	28.99	17.29
Lebanon, MO	7	1	20,380.00	3.67	1.10	35,266.00	8.47	5.88	36,085.00	22.13	14.31
West Plains, MO	9	1	15,670.00	2.40	0.85	38,957.00	4.62	3.15	30,855.00	20.84	13.92
Saint Louis, MO-IL	127	1	9,373.00	0.02	0.51	2,833,676.00	5.00	3.93	55,742.00	26.59	16.80
Columbia, MO	0	0	0.00	0.00	0.00	161,111.00	10.60	5.68	46,509.00	24.99	16.33
MSA Totals		**30**	**1,696,774.00**		**91.97**	**5,724,868.00**					
Weighted Average: MSA							**11.87**	**8.63**	**42,120.00**	**24.33**	**16.58**
Aggregate: National						**306,348,230.00**	**8.86**	**6.26**	**53,154.00**	**26.06**	**17.59**

Counties not in any MSA	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2007 (Actual)	Population Change 2000-2007 (%)	Projected Population Change 2007-2012 (%)	Median HH Income 2007 ($)	HH Income Change 2000-2007 (%)	Projected HH Income Change 2007-2012 (%)
Camden, Missouri	4	4	50,344.00	5.72	2.73	40,749.00	9.98	6.40	44,638.00	24.67	16.44
Douglas, Missouri	4	1	25,341.00	17.46	1.37	13,668.00	4.46	2.92	30,581.00	18.76	13.48
Lawrence, Missouri	7	1	24,814.00	6.19	1.35	37,303.00	5.96	4.13	37,524.00	20.20	12.99
Texas, Missouri	8	1	18,061.00	5.58	0.98	24,527.00	6.63	0.93	29,008.00	18.25	13.52
Oregon, Missouri	3	1	14,967.00	15.56	0.81	10,491.00	1.42	0.97	26,119.00	17.66	12.38
Cedar, Missouri	5	1	14,550.00	4.92	0.79	14,220.00	3.55	2.47	32,472.00	21.24	14.75
Counties not in any MSA totals		**9**	**148,077.00**		**8.03**	**140,958.00**					
Weighted Average: Counties not in any MSA							**6.46**	**3.82**	**36,067.00**	**21.08**	**14.42**
Aggregate: National						**306,348,230.00**	**8.86**	**6.26**	**53,154.00**	**26.06**	**17.59**
MSA + Counties not in any MSA totals:		**39**	**1,844,851.00**		**100.00**	**5,865,826.00**					
Weighted Average: MSA + Counties not in any MSA							**11.44**	**8.25**	**41,634.00**	**24.07**	**16.41**
Aggregate: National						**306,348,230.00**	**8.86**	**6.26**	**53,154.00**	**26.06**	**17.59**

Source: SNL Financial

Managing Through the Current Cycle

Priorities:

- Capital Management
- Credit Quality/Pricing Discipline

GSBC Capital Ratios

"Well-Capitalized" Regulatory Targets:

Tier 1 Leverage - ≥5%

Tier 1 Risk-Based - ≥6%

Total Risk-Based - ≥ 10%



Total Risk-Based
Tier 1 Risk-Based
Tier 1 Leverage
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%

	2003	2004	2005	2006	2007	6/30/2008	7/31/2008
Tier 1 Leverage Ratio	9.00%	8.50%	8.40%	9.20%	9.13%	8.03%	8.30%
Tier 1 Risk-Based Capital Ratio	11.10%	10.80%	10.20%	10.70%	10.62%	10.12%	10.24%
Total Risk-Based Capital Ratio	12.30%	12.00%	11.40%	11.90%	11.86%	11.37%	11.50%

At year-end 2003 to 2007 and 6/30/2008 and 07/31/2008

Great Southern

Loan Portfolio & Asset Quality

Portfolio Diversification

6/30/08 Balance of $1,833,346 (000's)



Multifamily Real Estate
$77,424
4%
12/31/07 3%
12/31/06 3%
Condominiums
$40,209
2%
12/31/07 2%
12/31/07 1%
Consumer Loans*
$182,144
10%
12/31/07 9%
12/31/06 9%
Commercial Business
$148,085
8%
12/31/07 11%
12/31/06 8%
Single Family Residential
$211,192
12%
12/31/07 10%
12/31/06 10%
Industrial Revenue Bonds
$52,929
3%
12/31/07 3%
12/31/06 3%
Commercial Real Estate
$481,087
26%
12/31/07 25%
12/31/06 28%
Const & Land Development
$640,276
35%
12/31/07 37%
12/31/06 38%

*Includes Home Equity Loans of $43,644

Great Southern

Construction & Land Development Commitments
Funded vs. Unfunded



$1,000
$800
$600
$400
$200
$0
Millions
$223
$497
$238
$642
$263
$686
$173
$640
$164
$620
2005
2006
2007
06/30/08
07/31/08
Unfunded
Funded

Great Southern

Non-Performing Loans by Type

6/30/08 Balance of $32,860 (000's)


Condominiums
$7,589
Consumer Loans*
$566
Single Family Residential
$4,256
Multifamily Real Estate
$535
Commercial Real Estate
$6,158
Commercial Business
$5,737
Const & Land
Development
$8,019

*Includes Home Equity Loans of $227

Great Southern

Non-Performing Assets/Loans



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
1st Qtr 07
2nd Qtr 07
3rd Qtr 07
4th Qtr 07
1st Qtr 08
2nd Qtr 08
Non-Performing Assets
Non-Performing Loans

Great Southern

Loan Loss Reserve to Total Loans


2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.79%
1.73%
1.60%
1.54%
1.38%
1.49%

	2003	2004	2005	2006	2007	6/30/2008
GSBC	1.79%	1.73%	1.60%	1.54%	1.38%	1.49%

At year-end 2003 to 2007 and through 06/30/2008

Great Southern

Asset Quality Ratios


8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
7.81
2.65
2.29
2.18
2.10
1.48
1.30
0.36
0.43
0.18
0.44
0.90

	1Q 07	2Q 07	3Q 07	4Q 07	1Q 08	2Q 08
Non-Performing Assets/Assets	1.30	1.48	2.10	2.29	2.18	2.65
Net Charge-offs/Avg. Loans	0.18	0.36	0.43	0.44	7.81	0.90

Last six quarter results

Great Southern

Recent Results

Second Quarter Results

Per Common Share:

	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007	Three Months Ended March 31, 2008
Net income (loss) (fully diluted)	$.47	$.60	$(.66)	$1.13	$ (1.13)
Period end book value	$12.86	$13.37	$12.86	$13.37	$12.82

Selected Operating Data:

(Dollars in thousands)

	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007	Three Months Ended March 31, 2008
Interest income	$35,664	$41,703	$74,004	$81,162	$38,340
Interest expense	17,533	23,215	38,030	45,488	20,497
Net interest income	18,131	18,488	35,974	35,674	17,843
Provision for loan losses	4,950	1,425	42,700	2,775	37,750
Non-interest income	9,864	7,927	20,047	14,893	10,174
Non-interest expense	13,557	12,742	27,674	24,661	14,108
Provision (credit) for income taxes	3,156	4,041	(5,532)	7,589	(8,688)
Net income (loss)	$6,332	$8,207	$(8,821)	$15,542	$ (15,153)

Second Quarter Highlights

- Total core deposits increased $28 million, or 3%, from 12/31/07.
- Operating efficiency continued to improve with non-interest expense to average assets at 2.10% versus 2.22% for first quarter 2008. Efficiency ratio was 48.43% as compared to 50.36% posted in the first quarter 2008.
- Net loans decreased $19 million, or 1%, from 12/31/07, primarily due to a reduction of $45 million in construction and land development loans.
- Loan loss reserve increased $1.8 million from 2007 year-end. Reserve to total loans was 1.49% versus 1.38% at year-end.
- From year-end 2007, non-performing loans decreased $3 million and foreclosed assets increased $13 million as part of the credit resolution process.
- Total risk-based capital ratio increased to 11.37% from 10.97% at 03/31/08.

Looking Ahead

A Focus on the Fundamentals of Banking

Where We're Going

- Limited loan growth
- Credit quality resolution
- Internal capital generation
- Customer deposit acquisition/retention

Why Great Southern?

- Positioned for long-term growth
- Strong capital and liquidity position
- Expanding retail banking franchise
- High percentage of insider ownership

Dividend History

1990 to 2007 and through June 30, 2008
(Per Share)



$0.750
$0.500
$0.250
$0.000
1990
1993
1996
1999
2002
2005
06/30/2008
(Annualized)

Great Southern

Attractive Relative Value

As of Aug. 13, 2008

	Pricing Ratios			
	Price Per Share 8/13/2008	Price/ Book (%)	Price/ Tangible Book (%)	Current Dividend Yield (%)
GSBC	**$10.95**	**85.1**	**86.0**	**6.58**
SNL Bank $1B to $5B *		**157.6**	**214.1**	**2.95**
Premium/(Discount) to SNL Bank $1B to $5B		**(46.00%)**	**(59.83%)**	**123.05%**

Source: SNL Financial. Data as of Aug. 13, 2008.

*SNL Bank Index for banks with assets between $1B to $5B.

Great Southern

Questions & Answers

Thank You

For more information:

- Visit our Web site: www.greatsouthernbank.com
- Sign up for e-mail notification to get the latest Great Southern news
- Call us with questions: 417.895.5242

Our 85th year

Great Southern

Supplemental Information

Loan Portfolio

Loan Portfolio by Region

6/30/08 Balance of $1,833,346 (000's)



Other Out of State
$246,848
13%
12/31/07 12%
12/31/06 12%
Springfield
$576,509
32%
12/31/07 30%
12/31/06 35%
Other Missouri Regions
$144,586
8%
12/31/07 9%
12/31/06 9%
Central Missouri
$66,201
4%
12/31/07 4%
12/31/06 4%
Other Kansas
$50,836
3%
12/31/07 3%
12/31/06 3%
Kansas City
$100,035
5%
12/31/07 6%
12/31/06 6%
Northwest Arkansas
$165,335
9%
12/31/07 11%
12/31/06 8%
Branson
$227,605
12%
12/31/07 12%
12/31/06 11%
St. Louis
$255,391
14%
12/31/07 13%
12/31/06 12%

Great Southern

Commercial Real Estate Loan Portfolio

6/30/08 Balance of $481,087 (000's)



Other Commercial Real Estate
$38,387
8%
12/31/07 8%
12/31/06 7%
Industrial
$37,250
8%
12/31/07 9%
12/31/06 10%
Retail
$76,537
16%
12/31/07 17%
12/31/06 16%
Recreational Facilities
$29,574
6%
12/31/07 7%
12/31/06 10%
Office Buildings
$42,675
9%
12/31/07 9%
12/31/06 10%
Healthcare
$106,784
22%
12/31/07 20%
12/31/06 18%
Restaurants
$28,542
6%
12/31/07 6%
12/31/06 6%
Motel / Hotel
$121,338
25%
12/31/07 24%
12/31/06 23%

Construction & Land Development

6/30/08 Balance of $640,276 (000's)


Office Buildings
$12,012
2%
12/31/07 3%
12/31/06 5%
Other
$55,069
9%
12/31/07 8%
12/31/06 8%
Single Family Residential
$69,642
11%
12/31/07 12%
12/31/06 15%
Apartments
$65,672
10%
12/31/07 12%
12/31/06 11%
Healthcare
$38,494
6%
12/31/07 8%
12/31/06 7%
Historic Rehab Condos
$35,820
6%
12/31/07 8%
12/31/06 8%
Retail
$52,356
8%
12/31/07 6%
12/31/06 4%
Recreation/Resort Condos
$35,705
6%
12/31/07 4%
12/31/06 2%
Commercial Development
$124,871
19%
12/31/07 17%
12/31/06 10%
Residential Condos
$22,445
4%
12/31/07 3%
12/31/06 4%
Residential Land Development
$128,190
19%
12/31/07 19%
12/31/06 26%

Great Southern

Non-performing Loans by Region

6/30/08 Balance of $32,860 (000's)



Other Out of State
$4,973
One Relationship - $2.7 million
Springfield
$5,289
Other Missouri Regions
$997
St. Louis
$9,921
One Relationship
- $9.2 million
Northwest Arkansas
$7,769
Four Relationships
- $6.2 million
Branson
$3,911
One Relationship
- $2.6 million

Great Southern

Asset Quality Ratios


3.5
3
2.5
2
1.5
1
0.5
0

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	6/30/ 2008
Non-Performing Assets/Assets	2.52	1.96	1.29	1.04	1.34	0.91	1.27	1.04	0.35	0.77	1.10	2.29	2.65
Net Charge-offs/Avg. Loans	0.32	0.10	0.16	0.23	0.20	0.27	0.56	0.47	0.17	0.20	0.23	0.35	4.38*

* Due to 2008 first half $36.6 million charge-off: one relationship, several loans

Great Southern

Historical Information

Great Southern

Assets

Year-end 2002 to 2007 and through June 30, 2008
(in Thousands)


CAGR 10%*
$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,405,256
$1,544,051
$1,851,214
$2,081,155
$2,240,308
$2,431,732
$2,487,082
2002
2003
2004
2005
2006
2007
6/30/2008

**CAGR – 6.5 Years ('01 to 6/08)*

Total Net Loans

Year-end 2002 to 2007 and through June 30, 2008
(in Thousands)


CAGR 9%*
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,048,644
$1,146,572
$1,334,508
$1,514,169
$1,674,618
$1,820,111
$1,803,596
2002
2003
2004
2005
2006
2007
6/30/2008

*CAGR – 6.5 Years ('01 to 6/08)

Great Southern

Deposits

At Year-end 2002 to 2007 and through June 30, 2008

(in Thousands)



Core Deposits
Brokered Deposits
CAGR 12%*
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$1,016,997
$1,138,625
$1,298,723
$1,550,253
$1,703,804
$1,763,146
$1,861,832
2002
2003
2004
2005
2006
2007
6/30/2008

**CAGR – 6.5 Years ('01 to 6/08)*

Composition of Deposits

Year-End 2005 to 2007 and through June 30, 2008

(in thousands)



$800,000
$600,000
$400,000
$200,000
$-

	2005	2006	2007	6/30/2008
Checking and Savings	$592,241	$604,613	$661,702	$651,411
Certificates of Deposit	$376,283	$396,718	$421,918	$458,989
Brokered Certificates of Deposit	$584,658	$711,737	$683,861	$754,599 *

* Includes $139,136 of CDARS purchased funds and $75,631 of CDARS customer deposits.

Great Southern

Committed Lines of Credit Availability


(in thousands)
$500,000
$400,000
$300,000
$200,000
$100,000
$0

	2005	2006	2007	06/30/08	08/12/08
Federal Reserve Bank	$110,016	$133,975	$115,976	$154,682	$144,682
FHLB	$110,547	$113,081	$151,192	$203,084	$268,472

•*Fed Funds Available Lines – Approx. $75 million at 08/12/08*

Great Southern

Net Interest Margin - Operating*

For the Calendar Years 2002 to 2007 and through June 30, 2008


4.80%
4.40%
4.00%
3.60%
3.20%
2.80%
2.40%
2.00%
3.85%
3.89%
3.77%
3.37%
3.48%
3.29%
3.27%
2002
2003
2004
2005
2006
2007
6/30/2008

*See "GAAP Reconciliation" at end of presentation.

Great Southern

Net Interest Income - Operating*

Year-end 2002 to 2007 and through June 30, 2008
(in Thousands)


CAGR 9%**
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$49,824
$53,015
$60,582
$63,000
$71,004
$72,577
$38,308
2002
2003
2004
2005
2006
2007
6/30/2008

Non-Interest Income - Operating*

Year-end 2002 to 2007 and through June 30, 2008
(in Thousands)


CAGR 9%**
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,477
$21,991
$23,292
$24,751
$27,779
$27,676
$14,783
2002
2003
2004
2005
2006
2007
6/30/2008

*See "GAAP Reconciliation" at end of presentation.
**CAGR –6 Years ('01 to '07)

Great Southern

Earnings - Operating*



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
-$1.00
2002
2003
2004
2005
2006
2007
6/30/2008
Net Income
Diluted EPS

*See "GAAP Reconciliation" at end of presentation.

Great Southern

Efficiency Ratio


60.00%
55.00%
50.00%
45.00%
40.00%
54.50%
48.21%
46.66%
49.10%
50.10%
48.43%
2003
2004
2005
2006
2007
6/30/2008

Great Southern

Overhead Ratio*


60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
21.30%
11.95%
38.77%
27.70%
31.21%
21.20%
2003
2004
2005
2006
2007
6/30/2008

*(Non IE – Non II)/Net II)

Performance Measures


Return on Average Assets
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2003
2004
2005
2006
2007
LTM 06/30/2008


Return on Average Equity
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2003
2004
2005
2006
2007
LTM 06/30/2008

Source: SNL Financial

Great Southern

Supplemental Financial Information

Certain financial results in this presentation are operating (non-GAAP) numbers and exclude the effects of the Company's accounting for interest rate swaps. Reconciliations of operating results to GAAP results are included in this financial supplement. More information regarding the restatement can be found in reports filed by the Company with the SEC.

Non-Interest Income and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2002	2003	2004	2005	2006	2007	Six Months Ended 6/30/08
As Reported	**$36,182**	**$26,254**	**$33,309**	**$21,559**	**$29,632**	**$29,371**	**$20,047**
Interest rate swap net settlements	(6,136)	(7,352)	(8,881)	(3,408)	--	--	--
Change in swap fair value	(9,569)	3,089	(1,136)	6,600	(1,853)	(1,695)	(5,264)
Non-interest income excluding the effects of hedge accounting entries	$20,477	$21,991	$23,292	$24,751	$27,779	$27,676	$14,783

Net Interest Income and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2002	2003	2004	2005	2006	2007	Six Months Ended 6/30/08
As Reported	**$42,724**	**$44,450**	**$49,826**	**$58,398**	**$69,227**	**$71,405**	**$35,974**
Interest rate swap net settlements	964	1,213	1,875	1,194	1,777	1,172	2,334
Change in swap fair value	6,136	7,352	8,881	3,408	--	--	--
Non-interest income excluding the effects of hedge accounting entries	$49,824	$53,015	$60,582	$63,000	$71,004	$72,577	$38,308

Great Southern

Net Income (Loss) and Diluted Earnings Per Share (EPS) and Non-GAAP Reconciliation: (Dollars in Thousands)

	2002		2003		2004		2005		2006		2007		Six Months Ended 6/30/08	
	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS
As Reported	**$28,805**	**$2.07**	**$20,295**	**$1.46**	**$26,399**	**$1.89**	**$22,671**	**$1.63**	**$30,743**	**$2.22**	**$29,299**	**$2.15**	**($8,821)**	**($.66)**
Amortization of broker origination fee (net of taxes)	627	.05	788	.06	1,219	.08	776	.06	1,155	.08	762	.05	1,517	.11
Net change in fair value of interest rate swaps and related deposits (net of taxes)	(6,220)	(.45)	2,008	.14	(738)	(.05)	4,290	.30	(1,204)	(.08)	(1,102)	(.08)	(3,421)	(.25)
Earnings excluding the effects of hedge accounting entries	$23,212	$1.67	$23,091	$1.66	$26,880	$1.92	$27,737	$1.99	$30,694	$2.22	$28,959	$2.12	($10,725)	($.80)

Great Southern

Net Interest Income/Margin and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2002		2003		2004		2005		2006		2007		Six Months Ended 6/30/08	
	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%
As Reported	**$42,724**	**3.30%**	**$44,450**	**3.27%**	**$49,826**	**3.10%**	**$58,398**	**3.13%**	**$69,227**	**3.39%**	**$71,405**	**3.24%**	**$35,974**	**3.07%**
Amortization of broker origination fee	964	.07	1,213	.09	1,875	.12	1,194	.06	1,777	.09	1,172	.05	2,334	.20
Net change in fair value of interest rate swaps and related deposits	6,136	.48	7,352	.53	8,881	.55	3,408	.18	--	--	--	--	--	--
Net interest income/margin excluding the effects of hedge accounting entries	$49,824	3.85%	$53,015	3.89%	$60,582	3.77%	$63,000	3.37%	$71,004	3.48%	$72,577	3.29%	$38,308	3.27%

Great Southern